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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 3, 2004


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                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)


                Delaware               333-60778               75-2795365
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)



                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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

ITEM 7.01. REGULATION FD

         On September 3, 2004, Dresser, Inc. issued a press release announcing that it had filed a Registration Statement on Form S-1 relating to its initial public offering of its common stock. A copy of this press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DRESSER, INC.

Date:      September 9, 2004   By:       /s/   STEVEN G. LAMB
           --------------------      --------------------------------------
                                                Steven G. Lamb
                                     Chief Executive Officer and President

                                         /s/    JAMES A. NATTIER
                                     --------------------------------------
                                               James A. Nattier
                                         Executive Vice President and
                                            Chief Financial Officer

                                         /s/     THOMAS J. KANUK
                                     --------------------------------------
                                                Thomas J. Kanuk
                                           Corporate Controller and
                                           Chief Accounting Officer


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                                  EXHIBIT INDEX



Exhibit No.     Description
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  99.1          Press Release.





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